UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2018

GCI LIBERTY, INC.

(Exact name of registrant as specified in its charter)

Alaska	001-38385	92-0072737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

GCI Liberty, Inc. (formerly known as General Communication, Inc.), an Alaska corporation (“GCI Liberty”) hereby files this Current Report on Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 14, 2018 (the “GCI Liberty 8-K”), to file Items 5.02 and 8.01 and amend Item 9.01 to add Exhibit 99.1.

The purpose of this Amendment to is provide additional disclosure that was not able to be included in the GCI Liberty 8-K as a result of the limit to the number of items that may be included on a Current Report on Form 8-K.   Terms used in this Amendment but not defined herein have the meanings set forth in the GCI Liberty 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Resignations

Upon the Contribution Effective Time, in accordance with the terms of the Reorganization Agreement, each of Stephen M. Brett, Jerry A. Edgerton, Scott M. Fisher, William P. Glasgow, Mark W. Kroloff, Stephen R. Mooney, James M. Schneider, Bridget L. Baker and Eric L. Zinterhofer resigned as members of the Board of Directors of the Company (the “Board”).

Appointment of New Directors

Upon the Contribution Effective Time, to fill the vacancies resulting from the resignations described above, John C. Malone, Gregory B. Maffei, Gregg L. Engles, Donne F. Fisher, Richard R. Green and Sue Ann Hamilton were appointed to the Board, to serve along with Ronald A. Duncan, who continues to serve as a director.  Following their appointments, the Company has a total of seven directors.  Mr. Malone serves as Chairman of the Board.

Mr. Malone and Mr. Maffei serve as members of each the Executive Committee and Finance Committee, with Mr. Malone serving as the chairman of both committees.  Mr. Engles, Dr. Green and Ms. Hamilton serve as members of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.  Mr. Engles serves as the chairman of the Audit Committee, and also serves as the “audit committee financial expert.”  Dr. Green serves as the chairman of the Nominating and Corporate Governance Committee, and Ms. Hamilton serves as the chairman of the Compensation Committee.

Reduction of Size of Board of Directors

On March 9, 2018, following the Contribution Effective Time, the Board decreased the size of the Board to seven in accordance with the Company’s amended and restated bylaws.

Removal of Officers

Upon the Contribution Effective Time, in accordance with the terms of the Reorganization Agreement, each of the executive officers of the Company as of immediately prior to the Contribution Effective were removed from their respective positions.

Appointment of New Officers

The individuals listed below, who served as the executive officers of Liberty Interactive prior to the Contribution, were elected and appointed to serve as executive officers of the Company as of the Contribution Effective Time:

Name	Positions
John C. Malone Age: 77

Chairman of the Board and a director of the Company

Professional Background: Mr. Malone has served as Chairman of the Board of Liberty Interactive, including its predecessors, from its inception in 1994 to March 2018 and served as Liberty Interactive’s Chief Executive Officer from August 2005 to February 2006. Mr. Malone has served as Chairman of the Board of Liberty Media (including its predecessor) since August 2011. Mr. Malone served as Chairman of the Board of Tele-Communications, Inc. (“TCI”) from November 1996 until March 1999, when it was acquired by AT&T Corp., and as Chief Executive Officer of TCI from January 1994 to March 1997.

Gregory B. Maffei Age: 57

Chief Executive Officer, President and a director of the Company

Professional Background: Mr. Maffei has served as a director of Liberty Interactive since November 2005, and as the Chairman of the Board of Liberty Interactive since March 2018. He also served as Liberty Interactive’s President and Chief Executive Officer from February 2006 to March 2018 and CEO-Elect from November 2005 through February 2006. Mr. Maffei has served as the President and Chief Executive Officer of Liberty Media (including its predecessor) since May 2007, Liberty TripAdvisor Holdings, Inc. (“Liberty TripAdvisor”) since July 2013 and Liberty Broadband since June 2014. Prior thereto, Mr. Maffei served as President and Chief Financial Officer of Oracle Corporation, Chairman, President and Chief Executive Officer of 360networks Corporation, and Chief Financial Officer of Microsoft Corporation.

Richard N. Baer Age: 60

Chief Legal Officer of the Company

Professional Background: Mr. Baer has served as Chief Legal Officer of Liberty Interactive, Liberty Media, Liberty TripAdvisor and Liberty Broadband since January 2016 and Liberty Expedia Holdings, Inc. (“Liberty Expedia”) since March 2016, Senior Vice President and General Counsel of Liberty Interactive and Liberty Media from January 2013 to December 2015, Liberty TripAdvisor from July 2013 to December 2015 and Liberty Broadband from June 2014 to December 2015. Prior thereto, Mr. Baer served as Executive Vice President and Chief Legal Officer of UnitedHealth Group Incorporated from May 2011 to December 2012, Executive Vice President and General Counsel of Qwest Communications International Inc. from December 2002 to April 2011 and Chief Administrative Officer from August 2008 to April 2011.

Albert E. Rosenthaler Age: 58

Chief Corporate Development Officer of the Company

Professional Background: Mr. Rosenthaler has served as Chief Corporate Development Officer of Liberty Interactive, Liberty Media, Liberty TripAdvisor, Liberty Broadband and Liberty Expedia since October 2016, Chief Tax Officer of Liberty Interactive, Liberty Media, Liberty TripAdvisor and Liberty Broadband from January 2016 to September 2016 and Liberty Expedia from March 2016 to September 2016, and Senior Vice President of Liberty Interactive from April 2002 to December 2015, Liberty Media (including its predecessor) from May 2007 to December 2015, Liberty TripAdvisor from July 2013 to December 2015 and Liberty Broadband from June 2014 to December 2015.

Mark D. Carleton Age: 57

Chief Financial Officer and Treasurer of the Company

Professional Background: Mr. Carleton has served as Chief Financial Officer of Liberty Interactive, Liberty Media and Liberty Broadband since October 2016,

Chief Development Officer of Liberty Interactive, Liberty Media, Liberty Broadband and Liberty TripAdvisor from January 2016 to September 2016, Senior Vice President of Liberty Interactive from November 2014 to December 2015, of Liberty Media from January 2013 to December 2015, of Liberty Broadband from October 2014 to December 2015, and Senior Vice President of predecessors of Liberty Media from December 2003 to January 2013.  Prior thereto, Mr. Carlton was a partner at KPMG LLP.

Approval of Compensation Arrangements

On March 9, 2018, the Board approved a revised compensation arrangement for nonemployee directors:

Director Fees.    Each of the Company’s directors who is not an employee of the Company is paid an annual fee of $153,000, of which $76,500 is payable in cash and the balance is payable in restricted stock units or options to purchase shares of GLIBA.

Committee Fees.       The chairman of the Audit Committee is paid an additional annual fee of $25,000 and each other member of that committee receives an additional annual fee of $15,000. With respect to the Company’s Compensation Committee and Nominating and Corporate Governance Committee, each member thereof receives an annual fee of $10,000 for his or her participation on each such committee, except that any committee member who is also the chairman of that committee instead receives an annual fee of $15,000 for his or her participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.

Item 8.01. Other Events.

On March 9, 2018, Liberty Interactive and the Company issued a joint press release (the “Press Release”) announcing the completion of the transactions contemplated by the Reorganization Agreement. The full text of the Press Release is filed as Exhibit 99.1 to this Amendment and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Name

99.1	Joint Press Release, dated March 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2018

GCI LIBERTY, INC.

By:	/s/ Craig Troyer
	Name:	Craig Troyer
	Title:	Senior Vice President and Assistant Secretary